Lines Of Credit	12 Months Ended
Dec. 31, 2013
Line Of Credit Facility [Abstract]
LINES OF CREDIT
11.	LINES OF CREDIT

The Company has a line of credit with a maximum borrowing capacity of $5.0 million with TD Bank N.A. (“TD Bank”). The amount which may be borrowed from this line of credit is dependent mainly on accounts receivable and inventory balances. Interest is payable monthly and is determined based on (i) the Prime Rate, plus 3%. The line of credit’s interest rate at December 31, 2013 was 6.25%. The line of credit expires on December 19, 2015. This line of credit is subject to (i) the same restrictive covenants and (ii) the same collateral and guarantees as the senior debt Term Loan and the senior debt Real Estate Loan (see Note 12). At December 31, 2013, $1.6 million was outstanding on this line of credit and borrowing availability was approximately $840,000 at December 31, 2013. At December 31, 2012, there were no outstanding borrowings on this line of credit.

CTSAS has lines of credit with a combined maximum borrowing capacity of €800,000 ($1.1 million as of December 31, 2013), under which there were no outstanding borrowings at December 31, 2013 or 2012. The lines’ interest rates are variable, based on the Euro Overnight Index Average and the 3-month Euro Interbank Offered Rate. The lines are collateralized by primarily CTSAS accounts receivable. The lines have indefinite termination dates, but can be renegotiated periodically.